UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 17, 2006

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 E. Houston, San Antonio, Texas	78205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

__________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Throughout this document, the Registrant, AT&T Inc., is referred to as “we” or “AT&T.”

AT&T is filing this Current Report on Form 8-K in order to incorporate by reference into its registration statements, including Registration Statement on Form S-3 (File No. 333-118476), information about its pending acquisition of BellSouth Corporation (“BellSouth”). Unaudited Pro Forma Condensed Combined Financial Information as of and for the period ended September 30, 2006, derived from the historical consolidated financial statements of AT&T, BellSouth and Cingular Wireless L.L.C. (“Cingular”) and adjusted to give effect to AT&T’s acquisition of BellSouth, is attached hereto as Exhibit 99.1 and incorporated herein by reference. The BellSouth Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 is attached hereto as Exhibits 99.2 and is incorporated herein by reference. The Consolidated Financial Statements included in Cingular’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this filing contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission. AT&T disclaims any obligation to update or revise statements contained in this filing based on new information or otherwise.

Item 9.01 Financial Statements and Exhibits

(b)	Pro Forma Financial Information

RATIO OF EARNINGS TO FIXED CHARGES

AT&T’s pro forma ratio of earnings to fixed charges for the nine-month period ended

September 30, 2006 was 3.74. At September 30, 2006 no preferred stock was outstanding.

The pro forma calculation of ratio of earnings to fixed charges for the nine-month period ended September 30, 2006 is derived from the historical consolidated financial statements of AT&T, BellSouth and Cingular using the purchase method of accounting. AT&T is treated as the acquirer and assumes the acquisition of BellSouth had been completed on January 1, 2005. For purposes of calculating this ratio, the undistributed earnings from equity investments held by the above mentioned companies are included.

The historical ratios of earnings to fixed charges for each of the five years ended December 31, 2005 and for the nine months ended September 30, 2005 and 2006 are set forth in AT&T’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, which is incorporated by reference herein.

(d) Exhibits

12	Computation of Ratios of Earnings to Fixed Charges
99.1	Unaudited Pro Forma Condensed Financial Statements.
99.2

BellSouth Corporation Quarterly Report on Form 10-Q for the quarter ended September 30, 2006. The material set forth in the exhibits to the Form 10-Q is not attached hereto or included as an exhibit and is not being incorporated herein by reference.

99.3	Consolidated Financial Statements of Cingular Wireless L.L.C. (Excerpt from Quarterly Report on Form 10-Q for the quarter ended September 30, 2006).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: November 17, 2006	By: /s/ John J. Stephens John J. Stephens Senior Vice President and Controller